Exhibit 10.2

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            This Assignment and Assumption Agreement (this "Agreement") is made as of May 30, 2003, by and between Conrex International Financial, Inc. (d/b/a Global Express Capital Mortgage, a Nevada corporation ("Assignor") and Global Express Capital Mortgage, a Montana corporation ("Assignee").

                              W I T N E S S E T H:

      WHEREAS, pursuant to the Amended and Restated Operating Agreement (the "Operating Agreement") of Global Express Capital Real Estate Investment Fund I, LLC (the "Fund"), dated as of March 11, 2003, Assignor has the full, exclusive and absolute right to manage the Fund;

      WHEREAS, pursuant to a written consent of more than fifty percent (50%) of the aggregate capital accounts of all members of the Fund, Conrex hereby resigns as Manager of the Fund and Assignee shall serve as the new manager of the Fund;

      WHEREAS, Assignor hereby agrees to assign all of its rights and obligations under the Operating Agreement to Assignee, subject to any and all liabilities in connection therewith;

      WHEREAS, Assignee has agreed to assume all of the rights and obligations under the Operating Agreement, including any and all liabilities thereof; and

      WHEREAS, the execution and delivery of this Agreement for the purpose of effecting the transactions contemplated therein, have been duly authorized and approved by the Board of Directors of each of Assignor and Assignee.

      NOW, THEREFORE, effective as of the date first above written, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. ASSIGNMENT. Assignor hereby sells, conveys, transfers, assigns and delivers unto Assignee, for good and valuable consideration and in consideration of Assignee assuming the rights and obligations to manage the Fund's business, all of Assignor's right, title and interest under the Operating Agreement, subject to any and all liabilities in connection therewith, to manager the Fund's business to be held and enjoyed by Assignee for its own use and benefit and the for the use and benefit of its successors and assigns, forever.

2. ASSUMPTION. Assignee hereby assumes all of Assignor's right, title and interest under the Operating Agreement and agrees to pay, perform and discharge when due all of the obligations, duties and liabilities pursuant to the Operating Agreement of the Fund.

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3. FURTHER ACTIONS. Each party hereby covenants that, from time to time, at the request of the other party, it will execute and deliver to the requesting party such other instruments of conveyance, transfer and assumption and take such other actions as the requesting party may reasonably request so as more effectively to transfer the Management of the Fund and any rights and obligations under the Operating Agreement, to Assignee.

4. GOVERNING LAW. This Agreement and any questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its conflicts of laws provisions.

5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be executed as of the day and year first stated above.

                                        CONREX INTERNATIONAL FINANCIAL INC.
                                        (d/b/a GLOBAL EXPRESS CAPITAL MORTGAGE)

                                        By:  /s/ Connie Farris
                                           -------------------------------------
                                                 Connie Farris, President


                                        GLOBAL EXPRESS CAPITAL MORTGAGE CORP.

                                        By:  /s/ Connie Farris
                                           -------------------------------------
                                                 Connie Farris, President